Harbor Real Return Fund Summary Prospectus - March 1, 2011	Institutional Class HARRX Administrative Class HRRRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an e-mail request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2011, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund seeks maximum real return, consistent with preservation of real capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Administrative Class
Management Fees	0.48%	0.48%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses[1]	0.16%	0.16%
Total Annual Fund Operating Expenses[1]	0.64%	0.89%
Expense Reimbursement[2]	0.04%	0.04%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.60%	0.85%
[1]	Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect current fees.
[2]	The Adviser has contractually agreed to limit the Fund’s operating expenses through February 29, 2012. Only the Board of Trustees may modify or terminate this agreement.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional	$61	$201	$353	$795
Administrative	$87	$280	$489	$1,092

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate in the most recent fiscal year was 309%.

Principal Investment Strategy

Principal Style Characteristics: Inflation-indexed fixed income securities

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure for U.S. Treasury Inflation-Protected Securities (“TIPS”). Inflation-indexed bonds issued by foreign governments are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Fund’s total assets. The Fund also may invest up to 10% of its total assets in securities of issuers based in countries with developing (or “emerging market”) economies.

Under normal market conditions, the Fund expects to invest at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the U.S. government, non-U.S. governments, their agencies or instrumentalities, and corporations. The Fund’s 80% investment policy can be changed by the Fund upon 60 days’ advance notice to shareholders. Assets not invested in inflation-indexed bonds may be invested in other types of fixed income securities.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy-backs or dollar rolls). The Fund may engage in short selling, which is the sale by the Fund of a borrowed security. Because the Fund is obligated to replace the borrowed security, the Fund would benefit from the short sale if the price of the security declines before it is replaced.

Credit Quality. The Fund’s average weighted portfolio quality is expected to be BBB or better. The Fund invests primarily in investment grade securities, but may invest up to 10% of its

Summary Prospectus

HARBOR REAL RETURN FUND

total assets in below investment grade domestic and foreign fixed income securities, commonly referred to as high-yield or junk bonds.

Duration. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the Barclays Capital U.S. TIPS Index, which as of December 31, 2010 was 5.50 years.

Principal Risks

There is no guarantee that the investment objective of the Fund will be achieved. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:

Interest rate risk: As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter durations. For example, if the Fund’s portfolio has an average duration of ten years, a 1% increase in interest rates would generally result in a 10% decrease in the Fund’s value.

A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Credit risk: The issuer of a security owned by the Fund or the counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation to pay principal and/or interest or its credit rating could be downgraded. This risk is higher for below investment grade bonds.

Prepayment risk: When interest rates are declining, the issuer of a pass-through security, such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.

Selection risk: The Subadviser’s judgment about the attractiveness, value and potential appreciation of a particular issuer’s securities could be incorrect.

Derivatives risk: The value of derivative instruments held by the Fund may not change in the manner expected by the Subadviser, which could result in disproportionately large losses to the Fund.

Foreign securities risk: Prices of the Fund’s foreign securities holdings may go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, political instability or the more limited availability of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the unhedged value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries.

Non-diversification risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer and may invest in a relatively small number of issuers it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. Some of those issuers may also present substantial credit or other risks.

Short sales risk: If the price of securities sold short increases, the Fund would be required to pay more to replace the borrowed securities than the Fund received on the sale of the securities. Because there is theoretically no limit to the amount of the increase in price of the borrowed securities, the Fund’s risk of loss on a short sale is potentially unlimited.

Mortgage risk: Mortgage derivatives in the Fund’s portfolio may have especially volatile prices because the embedded leverage can magnify the impact of the extension or contraction event on the underlying cash flow. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks and potential rewards of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at www.harborfunds.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

The Fund’s best and worst calendar quarters during this time period were:

	Total Return	Quarter/Year
Best Quarter	7.84%	1st/2009
Worst Quarter	-4.68%	4th/2008

Summary Prospectus

HARBOR REAL RETURN FUND

Average Annual Total Returns — As of December 31, 2010

	One Year	Five Years	Ten Years	Life of Fund
Institutional Class (inception date 12-01-2005)
Before Taxes	7.35%	5.66%	N/A	5.73%
After Taxes on Distributions	5.65%	3.95%	N/A	4.02%
After Taxes on Distributions and Sale of Fund Shares	4.90%	3.84%	N/A	3.90%
Administrative Class (inception date 12-01-2005)
Before Taxes	7.09%	5.38%	N/A	5.46%
Comparative Index (reflects no deduction for fees, expenses or taxes)
Barclays Capital U.S. TIPS	6.31%	5.33%	N/A	5.49%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax exempt shareholders or shareholders who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

Portfolio Management

Investment Adviser

Harbor Capital Advisors, Inc.

Subadviser

Pacific Investment Management Company LLC (PIMCO) has subadvised the Fund since its inception in 2005.

Portfolio Manager

Mihir Worah PIMCO

Mr. Worah is a Managing Director for PIMCO. Mr. Worah is a Portfolio Manager and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and he has managed the Fund since 2007.

Buying and Selling Fund Shares

Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.

By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
Visiting Our Website	www.harborfunds.com

Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.

The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Type of Account	Institutional Class	Administrative Class*
Regular	$1,000	$50,000
Individual Retirement Account (IRA)	$1,000	N/A
Custodial (UGMA/UTMA)	$1,000	N/A
*	Limited only to eligible retirement plans and financial intermediaries. There is no minimum investment for qualified retirement plans and Section 457 plans.

Tax Information

Distributions you receive from the fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Harbor Funds.

Summary
Prospectus
March 1, 2011

Harbor Real Return Fund

Institutional Class	Administrative Class
HARRX	HRRRX

FD.P.25.RR.0311 02/2011/28,034

Harbor Funds
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302

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